UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

CLEARBRIDGE

TACTICAL DIVIDEND INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Tactical Dividend Income Fund for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	ClearBridge Tactical Dividend Income Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved

ClearBridge Tactical Dividend Income Fund	III

Investment commentary (cont’d)

up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

IV	ClearBridge Tactical Dividend Income Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first two months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some mixed economic data and increased geopolitical issues, the market was highly resilient and posted modest gains in March and April 2014. All told, for the six months ended April 30, 2014, the S&P 500 Indexv gained 8.36%.

ClearBridge Tactical Dividend Income Fund	V

Investment commentary (cont’d)

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended April 30, 2014, with the Russell 1000 Indexvi returning 8.25%. In contrast, the Russell Midcap Indexvii returned 7.76% and small-cap stocks, as measured by the Russell 2000 Indexviii, returned 3.08%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.49% and 9.24%, respectively.

Looking at the energy master limited partnership (“MLP”) market, over the six-month period ending April 30, 2014, the Alerian MLP Indexxi returned 8.90%. We believe the fundamentals for MLPs on the whole remain intact, as evidenced by strong distribution growth announcements in the industry. Additionally, natural gas prices have surged since October 2013 as demand due to colder-than-expected temperatures led to a drawdown of storage levels. Higher demand and higher prices support the need for infrastructure spending, which in turn supports growth for MLPs. We continue to believe that the U.S. renaissance in energy production represents a secular growth opportunity. The energy infrastructure build-out has continued unabated and is resulting in rising cash flow streams to many energy MLPs.

Performance review

For the six months ended April 30, 2014, Class A shares of ClearBridge Tactical Dividend Income Fund, excluding sales charges, returned 7.48%. The Fund’s unmanaged benchmark, the Dow Jones U.S. Select Dividend Indexxii returned 9.11% for the same period. The Lipper Equity Income Funds Category Average1 returned 7.37% over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	6 months
ClearBridge Tactical Dividend Income Fund:
Class A	7.48%
Class A2	7.41%
Class C	7.10%
Class I	7.60%
Class IS	7.64%
Dow Jones U.S. Select Dividend Index	9.11%
Lipper Equity Income Funds Category Average[1]	7.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value, including returns of capital, if any, and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 475 funds in the Fund’s Lipper category, and excluding sales charges.

VI	ClearBridge Tactical Dividend Income Fund

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.59%, 1.91%, 2.31%, 1.32% and 1.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares and 1.00% for Class I shares. In addition, total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: Stock prices are subject to market fluctuations. Investment in small- and mid-capitalization companies may involve a higher degree of risk and volatility that investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are heightened in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as the risks associated with the real estate markets. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on

ClearBridge Tactical Dividend Income Fund	VII

Investment commentary (cont’d)

the amount of loss on an appreciating security that is sold short. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

xii

The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding Real Estate Investment Trusts (REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities.

VIII	ClearBridge Tactical Dividend Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.48%	$1,000.00	$1,074.80	1.15%	$5.92	Class A	5.00%	$1,000.00	$1,019.09	1.15%	$5.76
Class A2	7.41	1,000.00	1,074.10	1.26	6.48	Class A2	5.00	1,000.00	1,018.55	1.26	6.31
Class C	7.10	1,000.00	1,071.00	1.88	9.65	Class C	5.00	1,000.00	1,015.47	1.88	9.39
Class I	7.60	1,000.00	1,076.00	0.89	4.58	Class I	5.00	1,000.00	1,020.38	0.89	4.46
Class IS	7.64	1,000.00	1,076.40	0.88	4.53	Class IS	5.00	1,000.00	1,020.43	0.88	4.41

2	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

[1]	For the six months ended April 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Common Stocks — 54.8%
Consumer Discretionary — 2.3%
Media — 2.3%
Regal Entertainment Group, Class A Shares	1,150,000	$21,620,000
Consumer Staples — 2.9%
Household Products — 2.9%
Kimberly-Clark Corp.	204,500	22,955,125
Procter & Gamble Co.	52,000	4,292,600
Total Consumer Staples		27,247,725
Energy — 3.4%
Energy Equipment & Services — 2.7%
Seadrill Ltd.	714,000	25,147,080
Oil, Gas & Consumable Fuels — 0.7%
ONEOK Inc.	101,000	6,385,220
Total Energy		31,532,300
Financials — 17.2%
Capital Markets — 7.0%
Ares Capital Corp.	1,273,000	21,857,410
FS Investment Corp.	664,000	6,752,880	*
Golub Capital BDC Inc.	637,000	10,650,640
KKR & Co. LP	378,000	8,584,380
Medley Capital Corp.	649,000	8,462,960
TCP Capital Corp.	259,000	4,193,210
TriplePoint Venture Growth BDC Corp.	240,000	3,648,000	*
Total Capital Markets		64,149,480
Real Estate Investment Trusts (REITs) — 10.2%
Alexandria Real Estate Equities Inc.	30,000	2,214,600
American Capital Agency Corp.	207,000	4,700,970
Annaly Capital Management Inc.	785,000	9,066,750
Apartment Investment and Management Co., Class A Shares	89,000	2,743,870
AvalonBay Communities Inc.	37,000	5,052,350
BioMed Realty Trust Inc.	153,000	3,197,700
DCT Industrial Trust Inc.	108,700	850,034
DuPont Fabros Technology Inc.	89,000	2,156,470
EPR Properties	124,000	6,647,640
Equity Residential	36,900	2,193,336
Excel Trust Inc.	245,000	3,091,900
Highwoods Properties Inc.	26,200	1,057,170
Hospitality Properties Trust	234,000	7,031,700

See Notes to Financial Statements.

4	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Inland Real Estate Corp.	634,000	$6,625,300
Liberty Property Trust	84,000	3,150,000
Ramco-Gershenson Properties Trust	117,000	1,928,160
Realty Income Corp.	98,000	4,258,100
Retail Properties of America Inc., Class A Shares	226,000	3,236,320
Senior Housing Properties Trust	192,000	4,506,240
Simon Property Group Inc.	12,500	2,165,000
Spirit Realty Capital Inc.	279,527	3,010,506
Starwood Property Trust Inc.	648,000	15,584,400
Total Real Estate Investment Trusts (REITs)		94,468,516
Total Financials		158,617,996
Health Care — 5.7%
Pharmaceuticals — 5.7%
AstraZeneca PLC, ADR	192,000	15,177,600
Bristol-Myers Squibb Co.	139,000	6,962,510
GlaxoSmithKline PLC, ADR	150,000	8,305,500
Johnson & Johnson	60,000	6,077,400
Merck & Co. Inc.	190,000	11,126,400
Pfizer Inc.	174,000	5,442,720
Total Health Care		53,092,130
Industrials — 4.8%
Aerospace & Defense — 2.2%
Lockheed Martin Corp.	122,000	20,025,080
Electrical Equipment — 0.8%
Eaton Corp. PLC	49,800	3,617,472
Emerson Electric Co.	55,000	3,749,900
Total Electrical Equipment		7,367,372
Trading Companies & Distributors — 1.8%
TAL International Group Inc.	407,000	17,167,260
Total Industrials		44,559,712
Information Technology — 6.0%
Communications Equipment — 0.4%
Cisco Systems Inc.	159,000	3,674,490
IT Services — 0.5%
Paychex Inc.	109,000	4,557,290
Semiconductors & Semiconductor Equipment — 1.7%
Intel Corp.	393,000	10,489,170
Microchip Technology Inc.	102,000	4,849,080
Total Semiconductors & Semiconductor Equipment		15,338,250

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Software — 0.9%
Microsoft Corp.	213,000	$8,605,200
Technology Hardware, Storage & Peripherals — 2.5%
Apple Inc.	13,620	8,037,026
Seagate Technology PLC	286,000	15,037,880
Total Technology Hardware, Storage & Peripherals		23,074,906
Total Information Technology		55,250,136
Materials — 2.1%
Chemicals — 0.8%
BASF SE	61,000	7,060,540
Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold Inc.	239,000	8,214,430
Paper & Forest Products — 0.4%
International Paper Co.	79,000	3,685,350
Total Materials		18,960,320
Telecommunication Services — 5.5%
Diversified Telecommunication Services — 4.2%
AT&T Inc.	462,000	16,493,400
Verizon Communications Inc.	478,491	22,359,885
Total Diversified Telecommunication Services		38,853,285
Wireless Telecommunication Services — 1.3%
Vodafone Group PLC, Sponsored ADR	303,818	11,532,931
Total Telecommunication Services		50,386,216
Utilities — 4.9%
Electric Utilities — 1.7%
Great Plains Energy Inc.	153,000	4,104,990
NextEra Energy Inc.	200,000	11,348,000
Total Electric Utilities		15,452,990
Gas Utilities — 0.1%
ONE Gas Inc.	25,250	923,645
Independent Power and Renewable Electricity Producers — 0.4%
NRG Yield Inc., Class A Shares	85,240	3,651,681
Multi-Utilities — 2.7%
CenterPoint Energy Inc.	248,000	6,140,480
Integrys Energy Group Inc.	67,000	4,105,760
National Grid PLC	1,039,000	14,744,444
Total Multi-Utilities		24,990,684
Total Utilities		45,019,000
Total Common Stocks (Cost — $474,350,941)		506,285,535

See Notes to Financial Statements.

6	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Rate	Shares	Value
Convertible Preferred Stocks — 11.4%
Financials — 3.8%
Insurance — 2.1%
MetLife Inc.	5.000%	623,000	$18,970,350
Real Estate Investment Trusts (REITs) — 1.7%
Weyerhaeuser Co.	6.375%	284,000	15,901,160
Total Financials			34,871,510
Industrials — 0.2%
Machinery — 0.2%
Stanley Black & Decker Inc.	6.250%	16,300	1,822,829
Utilities — 7.4%
Electric Utilities — 5.7%
NextEra Energy Inc.	5.889%	406,000	25,939,340
PPL Corp.	8.750%	493,000	26,622,000
Total Electric Utilities			52,561,340
Multi-Utilities — 1.7%
Dominion Resources Inc.	6.125%	266,000	15,592,920
Total Utilities			68,154,260
Total Convertible Preferred Stocks (Cost — $94,069,779)			104,848,599

		Shares/ Units
Master Limited Partnerships — 28.7%
Capital Markets — 2.8%
Och-Ziff Capital Management Group LLC		2,139,000	25,646,610
Crude/Refined Products Pipelines — 1.0%
Kinder Morgan Energy Partners LP		117,000	8,819,460
Diversified Energy Infrastructure — 9.4%
Energy Transfer Equity LP		720,000	33,544,800
Energy Transfer Partners LP		251,000	13,852,690
Enterprise Products Partners LP		159,330	11,651,803
Genesis Energy LP		99,000	5,486,580
Regency Energy Partners LP		282,000	7,681,680
Williams Partners LP		277,954	14,336,867
Total Diversified Energy Infrastructure			86,554,420
Financials — 1.2%
Blackstone Group LP		383,000	11,309,990
Gathering/Processing — 6.3%
Access Midstream Partners LP		64,500	3,828,075
Crestwood Midstream Partners LP		267,000	6,205,080

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Tactical Dividend Income Fund

Security	Shares/ Units	Value
Gathering/Processing — continued
DCP Midstream Partners LP	114,000	$6,099,000
Enable Midstream Partners LP	286,900	7,097,906	*
EnLink Midstream Partners LP	190,000	5,603,100
MarkWest Energy Partners LP	71,350	4,519,309
QEP Midstream Partners LP	181,780	4,326,364
Summit Midstream Partners LP	196,000	8,859,200
Targa Resources Partners LP	170,000	10,065,700
Western Gas Partners LP	18,000	1,224,000
Total Gathering/Processing		57,827,734
Global Infrastructure — 1.0%
Brookfield Infrastructure Partners LP	237,000	9,240,630
Liquids Transportation & Storage — 4.0%
Buckeye Partners LP	101,230	7,714,739
Delek Logistics Partners LP	50,000	1,684,000
Lehigh Gas Partners LP	169,490	4,557,586
Magellan Midstream Partners LP	27,300	2,025,933
Plains All American Pipeline LP	128,000	7,142,400
Susser Petroleum Partners LP	100,000	4,170,000
World Point Terminals LP	457,000	10,085,990
Total Liquids Transportation & Storage		37,380,648
Natural Gas Transportation & Storage — 1.3%
Cypress Energy Partners LP	175,000	4,222,750	*
TC Pipelines LP	151,000	8,009,040
Total Natural Gas Transportation & Storage		12,231,790
Offshore — 0.5%
Dynagas LNG Partners LP	200,000	4,362,000
Refining — 0.5%
Western Refining Logistics LP	129,020	4,239,597	*
Shipping — 0.7%
Golar LNG Partners LP	129,000	3,992,550
KNOT Offshore Partners LP	101,000	2,835,070
Total Shipping		6,827,620
Total Master Limited Partnerships (Cost — $211,669,378)		264,440,499

See Notes to Financial Statements.

8	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Rate		Shares	Value
Preferred Stocks — 3.8%
Financials — 0.3%
Real Estate Investment Trusts (REITs) — 0.3%
Ashford Hospitality Trust, Series E	9.000%		27,480	$744,433
Glimcher Realty Trust, Series H	7.500%		29,000	747,040
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%		38,500	952,105
Total Financials				2,443,578
Industrials — 3.5%
Industrial Conglomerates — 3.5%
United Technologies Corp.	7.500%		496,000	32,805,440
Total Preferred Stocks (Cost — $32,493,005)				35,249,018
Total Investments before Short-Term Investments (Cost — $812,583,103)				910,823,651

		Maturity Date	Face Amount
Short-Term Investments — 0.9%
Repurchase Agreements — 0.9%
Interest in $1,600,000,000 joint tri-party repurchase agreement dated 4/30/14 with RBS Securities Inc.; Proceeds at maturity — $6,748,479; (Fully collateralized by various U.S. government obligations, 0.125% to 1.625% due 1/15/15 to 7/15/23; Market value — $6,883,457)	0.040%	5/1/14	$6,748,471	6,748,471
Interest in $459,133,000 joint tri-party repurchase agreement dated 4/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,936,531; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 7/31/14 to 2/15/43; Market value — $1,985,711)	0.050%	5/1/14	1,936,529	1,936,529
Total Short-Term Investments (Cost — $8,685,000)				8,685,000
Total Investments — 99.6% (Cost — $821,268,103)				919,508,651
Other Assets in Excess of Liabilities — 0.4%				3,623,035
Total Net Assets — 100.0%				$923,131,686

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $821,268,103)	$919,508,651
Cash	274,689
Receivable for Fund shares sold	4,200,245
Dividends and interest receivable	3,043,636
Prepaid expenses	79,277
Total Assets	927,106,498

Liabilities:
Payable for Fund shares repurchased	2,862,162
Investment management fee payable	556,544
Service and/or distribution fees payable	295,522
Foreign currency overdraft, at value (Cost — $4)	4
Accrued expenses	260,580
Total Liabilities	3,974,812
Total Net Assets	$923,131,686

Net Assets:
Par value (Note 7)	$491
Paid-in capital in excess of par value	855,179,271
Overdistributed net investment income	(6,309,293)
Accumulated net realized loss on investments and foreign currency transactions	(23,983,218)
Net unrealized appreciation on investments and foreign currencies	98,244,435
Total Net Assets	$923,131,686

Shares Outstanding:
Class A	18,814,891
Class A2	1,414,204
Class C	15,008,294
Class I	13,869,287
Class IS	581

Net Asset Value:
Class A (and redemption price)	$19.00
Class A2 (and redemption price)	$18.97
Class C*	$18.23
Class I (and redemption price)	$19.12
Class IS (and redemption price)	$19.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.16
Class A2 (based on maximum initial sales charge of 5.75%)	$20.13

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Dividends and distributions	$34,048,865
Return of capital (Note 1(g))	(4,910,532)
Net Dividends and Distributions	29,138,333
Interest	1,951
Less: Foreign taxes withheld	(107,546)
Total Investment Income	29,032,738

Expenses:
Investment management fee (Note 2)	3,073,622
Service and/or distribution fees (Notes 2 and 5)	1,611,498
Transfer agent fees (Note 5)	367,991
Registration fees	70,322
Fund accounting fees	33,309
Audit and tax	31,818
Legal fees	26,489
Trustees’ fees	24,262
Shareholder reports	17,055
Insurance	5,537
Custody fees	2,743
Miscellaneous expenses	3,997
Total Expenses	5,268,643
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(590)
Net Expenses	5,268,053
Net Investment Income	23,764,685

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	5,414,887
REIT distributions	181,167
Foreign currency transactions	(20,561)
Net Realized Gain	5,575,493
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	30,401,554
Foreign currencies	1,646
Change in Net Unrealized Appreciation (Depreciation)	30,403,200
Net Gain on Investments and Foreign Currency Transactions	35,978,693
Increase in Net Assets from Operations	$59,743,378

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013	2014	2013

Operations:
Net investment income	$23,764,685	$13,267,524
Net realized gain (loss)	5,575,493	(4,164,034)
Change in net unrealized appreciation (depreciation)	30,403,200	60,645,123
Increase in Net Assets From Operations	59,743,378	69,748,613

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(31,500,122)	(11,628,192)
Return of capital	—	(7,441,784)
Decrease in Net Assets From Distributions to Shareholders	(31,500,122)	(19,069,976)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	238,323,344	580,284,496
Reinvestment of distributions	28,428,649	17,469,861
Cost of shares repurchased	(93,024,764)	(77,109,774)
Increase in Net Assets From Fund Share Transactions	173,727,229	520,644,583
Increase in Net Assets	201,970,485	571,323,220

Net Assets:
Beginning of period	721,161,201	149,837,981
End of period*	$923,131,686	$721,161,201
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(6,309,293)	$1,426,144

See Notes to Financial Statements.

12	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$18.34	$15.78	$14.56	$14.18	$12.75	$11.02

Income (loss) from operations:
Net investment income (loss)	0.55	0.62	0.42	(0.05)	(0.01)	0.01
Net realized and unrealized gain	0.80	2.75	1.34	0.44	1.42	1.72
Proceeds from settlement of a regulatory matter	—	—	—	—	0.03	—
Total income from operations	1.35	3.37	1.76	0.39	1.44	1.73

Less distributions from:
Net investment income	(0.69)	(0.48)	(0.54)	(0.01)	(0.01)	—
Return of capital	—	(0.33)	—	—	—	—
Total distributions	(0.69)	(0.81)	(0.54)	(0.01)	(0.01)	—

Net asset value, end of period	$19.00	$18.34	$15.78	$14.56	$14.18	$12.75
Total return[3]	7.48%	21.91%	12.23%	2.76%	11.33%[4,5]	15.70%

Net assets, end of period (000s)	$357,528	$308,026	$101,784	$83,693	$90,360	$89,299

Ratios to average net assets:
Gross expenses	1.15%[6]	1.21%	1.48%	1.55%[7]	1.34%	1.28%
Net expenses[8,9]	1.15 [6]	1.20 [10]	1.25 [10]	1.32 [7,10]	1.23 [10]	1.05 [10]
Net investment income (loss)	5.93 [6]	3.59	2.78	(0.34)	(0.10)	0.11

Portfolio turnover rate	16%	31%	125%	29%	84%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.09%. Class A received $171,552 related to this distribution.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 10.86%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.25% for the year ended October 31, 2011.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 1.05%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$18.32	$17.66

Income from operations:
Net investment income	0.54	0.07
Net realized and unrealized gain	0.80	1.02
Total income from operations	1.34	1.09

Less distributions from:
Net investment income	(0.69)	(0.35)
Return of capital	—	(0.08)
Total distributions	(0.69)	(0.43)

Net asset value, end of period	$18.97	$18.32
Total return[4]	7.41%	6.30%

Net assets, end of period (000s)	$26,831	$10,623

Ratios to average net assets:
Gross expenses[5]	1.26%	1.53%
Net expenses[5,6,7]	1.26	1.19 [8]
Net investment income[5]	5.82	0.99

Portfolio turnover rate	16%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period June 3, 2013 (inception date) to October 31, 2013.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$17.64	$15.23	$14.15	$13.88	$12.57	$10.95

Income (loss) from operations:
Net investment income (loss)	0.46	0.43	0.30	(0.16)	(0.11)	(0.07)
Net realized and unrealized gain	0.78	2.71	1.29	0.43	1.41	1.69
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—
Total income from operations	1.24	3.14	1.59	0.27	1.31	1.62

Less distributions from:
Net investment income	(0.65)	(0.43)	(0.51)	—	—	—
Return of capital	—	(0.30)	—	—	—	—
Total distributions	(0.65)	(0.73)	(0.51)	—	—	—

Net asset value, end of period	$18.23	$17.64	$15.23	$14.15	$13.88	$12.57
Total return[3]	7.10%	21.13%	11.40%	1.95%	10.42%[4,5]	14.79%

Net assets, end of period (000s)	$273,562	$199,331	$22,763	$328	$470	$537

Ratios to average net assets:
Gross expenses	1.88%[6]	1.93%	2.19%	2.39%[7]	2.33%	2.30%
Net expenses[8,9]	1.88 [6]	1.90 [10]	2.00 [10]	2.07 [7,10]	1.98 [10]	1.80 [10]
Net investment income (loss)	5.19 [6]	2.56	2.02	(1.09)	(0.86)	(0.65)

Portfolio turnover rate	16%	31%	125%	29%	84%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.34%. Class C received $597 related to this distribution.

[5]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 9.86%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.31% and 2.00% for the year ended October 31, 2011.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 1.80%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$18.45	$15.86	$14.63	$14.21	$12.80	$11.04

Income (loss) from operations:
Net investment income (loss)	0.58	0.63	0.40	(0.02)	0.02	0.04
Net realized and unrealized gain	0.80	2.82	1.41	0.44	1.44	1.72
Total income from operations	1.38	3.45	1.81	0.42	1.46	1.76

Less distributions from:
Net investment income	(0.71)	(0.56)	(0.58)	—	(0.05)	—
Return of capital	—	(0.30)	—	—	—	—
Total distributions	(0.71)	(0.86)	(0.58)	—	(0.05)	—

Net asset value, end of period	$19.12	$18.45	$15.86	$14.63	$14.21	$12.80
Total return[3]	7.60%	22.32%	12.53%	2.96%	11.41%[4]	15.94%

Net assets, end of period (000s)	$265,200	$203,171	$25,291	$159	$379	$225

Ratios to average net assets:
Gross expenses	0.89%[5]	0.94%	1.19%	1.45%[6]	1.32%	1.31%
Net expenses[7,8]	0.89 [5]	0.90 [9]	1.00 [9]	1.07 [6,9]	0.99 [9]	0.80 [9]
Net investment income (loss)	6.22 [5]	3.58	2.65	(0.10)	0.15	0.35

Portfolio turnover rate	16%	31%	125%	29%	84%	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 11.01%.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.00%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 0.80%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$18.45	$18.31

Income from operations:
Net investment income	0.58	0.25
Net realized and unrealized gain	0.81	0.32
Total income from operations	1.39	0.57

Less distributions from:
Net investment income	(0.71)	(0.30)
Return of capital	—	(0.13)
Total distributions	(0.71)	(0.43)

Net asset value, end of period	$19.13	$18.45
Total return[4]	7.64%	3.25%

Net assets, end of period (000s)	$11	$10

Ratios to average net assets:
Gross expenses[5]	12.02%	1.05%
Net expenses[5,6,7,8]	0.88	0.87
Net investment income[5]	6.19	3.19

Portfolio turnover rate	16%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period May 22, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Tactical Dividend Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

18	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$506,285,535	—	—	$506,285,535
Convertible preferred stocks	104,848,599	—	—	104,848,599
Master limited partnerships	264,440,499	—	—	264,440,499
Preferred stocks	35,249,018	—	—	35,249,018
Total long-term investments	$910,823,651	—	—	$910,823,651
Short-term investments†	—	$8,685,000	—	8,685,000
Total investments	$910,823,651	$8,685,000	—	$919,508,651

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

20	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

22	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class I shares did not exceed 1.25%, 1.45%, 2.00% and 1.00%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the six months ended April 30, 2014, fees waived and/or expenses reimbursed amounted to $590.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2014, LMIS and its affiliates retained sales charges of $117,765 and 68,937 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended April 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$500	$11	$31,075

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

24	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$301,590,969
Sales	129,718,931

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$120,061,130
Gross unrealized depreciation	(21,820,582)
Net unrealized appreciation	$98,240,548

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$410,777	$164,715
Class A2	21,864	17,427
Class C	1,178,857	85,858
Class I	—	99,396
Class IS	—	595
Total	$1,611,498	$367,991

For the six months ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class I	—
Class IS	$590
Total	$590

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended April 30, 2014	Year Ended October 31, 2013
Net Investment Income:
Class A	$12,527,751	$5,304,690
Class A2	734,011	70,838	†
Class C	8,917,974	2,562,716
Class I	9,319,985	3,689,782
Class IS	401	166	‡
Total	$31,500,122	$11,628,192
Return of Capital:
Class A	—	$3,688,354
Class A2	—	15,327	†
Class C	—	1,750,178
Class I	—	1,987,854
Class IS	—	71	‡
Total	—	7,441,784

†	For the period June 3, 2013 (inception date) to October 31, 2013.

‡	For the period May 22, 2013 (inception date) to October 31, 2013.

7. Shares of beneficial interest

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	3,795,806	$70,979,220	11,667,950		$204,160,902
Shares issued on reinvestment	618,515	11,546,994	494,810		8,468,068
Shares repurchased	(2,391,405)	(44,595,619)	(1,822,437)		(31,671,473)
Net increase	2,022,916	$37,930,595	10,340,323		$180,957,497

Class A2
Shares sold	858,501	$16,058,087	603,550	†	$10,732,596	†
Shares issued on reinvestment	39,379	734,011	4,870	†	86,050	†
Shares repurchased	(63,524)	(1,190,179)	(28,572)	†	(507,708)	†
Net increase	834,356	$15,601,919	579,848	†	$10,310,938	†

26	ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares		Amount
Class C
Shares sold	3,985,254	$71,661,466	10,058,157		$168,662,006
Shares issued on reinvestment	449,536	8,056,649	235,429		3,915,991
Shares repurchased	(726,678)	(13,095,145)	(487,939)		(8,135,488)
Net increase	3,708,112	$66,622,970	9,805,647		$164,442,509

Class I
Shares sold	4,230,234	$79,624,571	11,204,889		$196,718,992
Shares issued on reinvestment	430,690	8,090,593	287,476		4,999,515
Shares repurchased	(1,804,301)	(34,143,821)	(2,074,370)		(36,795,105)
Net increase	2,856,623	$53,571,343	9,417,995		$164,923,402

Class IS
Shares sold	—	—	546	‡	$10,000	‡
Shares issued on reinvestment	21	$402	14	‡	237	‡
Net increase	21	$402	560	‡	$10,237	‡

†	For the period June 3, 2013 (inception date) to October 31, 2013.

‡	For the period May 22, 2013 (inception date) to October 31, 2013.

8. Capital loss carryforward

As of October 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(12,236,288)
10/31/2017	(13,119,225)
$(25,355,513)

These amounts will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

ClearBridge Tactical Dividend Income Fund 2014 Semi-Annual Report	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

28	ClearBridge Tactical Dividend Income Fund

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the one-year period, and was ranked in the first quintile of the Performance Universe for the one-year period, but performed below the median performance of the funds in the Performance Universe for the three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was below the Lipper

ClearBridge Tactical Dividend Income Fund	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain of the periods under review. The Board noted that the changes to the Fund’s investment objectives, investment policies, investment strategies, and portfolio managers became effective in January 2012, and, thus, were not fully reflected in the long-term performance data reviewed. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and to continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance since the changes that were effective in January 2012 and management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including

30	ClearBridge Tactical Dividend Income Fund

how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 13 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the

ClearBridge Tactical Dividend Income Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

32	ClearBridge Tactical Dividend Income Fund

ClearBridge

Tactical Dividend Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Tactical Dividend Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Tactical Dividend Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of the ClearBridge Tactical Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02555 6/14 SR14-2213

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 24, 2014